Note 3 - Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2022
Notes Tables
Schedule of Earnings Per Share, Basic and Diluted [Table Text Block]
	For the Year Ended December 31,
	2022	2021
Net Income	$7,863,000	$6,404,000

Weighted average shares outstanding – basic	2,042,740	1,995,468
Effect of dilutive common stock equivalents	110,149	97,639
Adjusted weighted average shares outstanding – diluted	2,152,889	2,093,108

Basic earnings per share	$3.85	$3.21
Diluted earnings per share	$3.65	$3.06